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                                                                    EXHIBIT 99.7

[MERRILL LYNCH LOGO]                                           CONSENT AGREEMENT

This CONSENT AGREEMENT ("Consent Agreement") is entered into as of this November 18, 2004 by and between MERILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") and COLLEGIATE PACIFIC INC. ("Customer"), KESSLER TEAM SPORTS INC. ("Kessler"), TOMARK SPORTS INC. ("Tomark") and DIXIE SPORTING GOODS CO., INC. ("Dixie," which together with Kessler and Tomark shall collectively and individually as "Guarantor"); individually each of Customer and each Guarantor shall be known herein as a "Credit Party" and collectively as the "Credit Parties."

WHEREAS, MLBFS and Customer are parties to that certain WCMA Loan and Security Agreement No. 586-07067 dated as of December 16, 2003, as amended and/or extended from time to time (as so amended and/or extended, the "Loan Agreement");

WHEREAS, the Credit Parties have requested that MLBFS consent to the proposed activity or transactions described herein on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

      SECTION 1. LIMITED CONSENT. From and after the Consent Effective Date, but subject to the satisfaction of the conditions set forth in Sections 2, 3 and 4 below, MLBFS hereby

      (a) consents to Customer's incurrence of debt subordinated to the Loan and convertible to Customer's stock as outlined in the Confidential Offering Circular with a V&E Draft date of November 16, 2004 and delivered to MLBFS on or about November 17, 2004 (the "Draft Offering Circular"), providing for the issuance of at least $30,000,000, but no more than $50,000,000 in senior subordinated debt (the "Subordinated Debt") and

      (b) agrees that actions contemplated by clauses (a) above shall not constitute an Event of Default under the Loan Documents.

The Credit Parties acknowledge and agree that the consent contained in the foregoing sentence shall not be deemed to be or constitute a consent to any future action or inaction on the part of the Customer or any other Credit Party that might result in a Default or Event of Default, and shall not constitute a waiver of any covenant, term or provision in the Loan Agreement or the other Loan Documents, or hinder, restrict or otherwise modify the rights and remedies of MLBFS following the occurrence of any present or future Default or Event of Default under the Loan Agreement or any other Loan Document.

      SECTION 2. EFFECTIVENESS OF CONSENT. The effectiveness of this Consent Agreement, is subject to receipt by MLBFS of each of the following in form and substance satisfactory to MLBFS:

      (a) counterparts of this Consent Agreement duly executed by each of the Credit Parties and MLBFS;

      (b) payment of all fees, costs and expenses of MLBFS, including without limitation the fees of MLBFS' counsel incurred in connection with the negotiation, documentation and closing of this Consent Agreement and any other outstanding fees and expenses owing by the Customer to such counsel;

      (c) the final Confidential Offering Circular for Convertible Senior Subordinated Notes due 2009 (the "Offering Circular");

      (d) evidence that the final Offering Circular does not differ from the Draft Offering Circular except in the following:

            (1) the amount of the Subordinated Debt is between $30,000,000 and $50,000,000;

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            (2)   the coupon rate for the Subordinated Debt is less than or
                  equal to 6% per annum; and

            (3) the Customer shall not be permitted to make prepayments on the Subordinated Debt until after December 31, 2005.

      (e) evidence that the Indenture (as such term is described in the Offering Circular) is consistent with the Description of Notes in the Offering Circular, including without limitation confirmation that all payments to the Subordinated Debt holders (including without limitation scheduled payments and payments in connection with the Subordinated Debt holder's right to require the Customer to repurchase the Subordinated Debt upon the occurrence of a "fundamental change") shall be subordinate to the rights of the MLBFS to receive payments due under the Loan;

      (f)   amendment of the Loan Documents to:

            (1) change the Maturity Date of the WCMA Line of Credit from December 31, 2005 to September 30, 2005;

            (2) prohibit the Customer from redeeming the notes prior to December 31, 2005;

      (g) the evidence of the Subordinated Debt to confirm the conformity of the form of the Subordinated Debt to the Offering Circular; and

      (h) such other documents, certificates or other confirmations as MLBFS may reasonably request.

The date upon which all of the conditions set forth in this Section 2 of this Consent Agreement shall be the.

      SECTION 3. REPRESENTATIONS OF THE CREDIT PARTIES. The Credit Parties represent and warrant to MLBFS that:

      (a) Compliance with Laws, Etc. The execution and delivery by the Customer and the other Credit Parties of this Consent Agreement does not and will not, by the passage of time, the giving of notice or otherwise: (i) require the approval of any governmental authority or any other Person (other than those approvals which have been obtained and remain effective), or violate any applicable law relating to such Credit Party or (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Credit Party, or any indenture, agreement or other instrument to which such Credit Party is a party or by which it or any of its properties may be bound.

      (b) No Default. As of the date hereof and as of the Consent Effective Date, no Default or Event of Default has occurred and is continuing, nor will any exist immediately after giving effect to this Consent Agreement.

      (c) Representation and Warranties in Loan Agreement and Other Loan Documents. All representatives and warranties set forth in the Loan Agreement and other Loan Documents are true and correct on and as of the date hereof except for those that expressly relate to a prior date. Without limiting the generality of the foregoing, the Credit Parties represent and warrant to MLBFS that all conditions set forth in Section 3.3(k) of the Loan Agreement have been satisfied.

      (d) Due Authorization. The execution, delivery and performance by the Credit Parties of this Consent Agreement have been duly authorized by all necessary corporate and other action.

      SECTION 4. REAFFIRMATION OF OBLIGATIONS. Each of the Credit Parties hereby reaffirms its continuing obligations owing to MLBFS under the Loan Document to which such Person is a party and agrees that the activity or transactions contemplated by this Consent Agreement shall not in any way affect the validity and enforceability of any such Loan Document, or reduce, impair or discharge the obligations or collateral of such Person thereunder.

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      SECTION 5. GOVERNING LAW. THIS CONSENT AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

      SECTION 6. EFFECT. Except as expressly herein modified, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect.

      SECTION 7. COUNTERPARTS. This Consent Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

      SECTION 8. DEFINITIONS. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Loan Agreement and the other Loan Documents.

      SECTION 9. NO NOVATION. Neither this Consent Agreement nor any of the transactions contemplated hereby shall be deemed to be a novation of any of the Obligations of the Customer or any other Credit Party under the Loan Agreement or the other Loan Documents.

                         [Signatures on Following Pages]

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      IN WITNESS WHEREOF, the parties hereto have caused this Consent Agreement to be executed as of the date first above written.

                                         COLLEGIATE PACIFIC INC.:

                                         By: /s/ Mike Blumenfeld
                                             ---------------------------------
                                             Name: Mike Blumenfeld
                                             Title: Chief Executive Officer

KESSLER'S TEAM SPORTS INC.:

By: /s/ Mike Blumenfeld
    -------------------------------
Name:  Mike Blumenfeld
Title: Chief Executive Officer

TOMARK SPORTS INC.:

By: /s/ William R. Estill
    -------------------------------
Name:  William R. Estill
Title: Chief Financial Officer

DIXIE SPORTING GOODS CO., INC.:

By: /s/ William R. Estill
    -------------------------------
Name:   William R. Estill
Title:  Chief Financial Officer

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.:

By: /s/ Brian Talty
    -------------------------------
Name:  Brian Talty
Title: Vice President